DREYFUS AGGRESSIVE GROWTH FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    The latest semi-annual fiscal period for the Dreyfus Aggressive Growth Fund ended February 28, 1997. Over this period, your Fund produced a total return of -13.83%,* compared with a total return of 22.52% for the Standard & Poor's 500 Composite Stock Price Index.**
    The stock market for the past six months has favored large, mature blue chip companies, rather than the kinds of small cap companies sought out by Dreyfus Aggressive Growth.
    This was one factor in the underperformance of your Fund. The period included calendar year-end selling pressure during the October-December quarter that sharply hurt many of the Fund's more volatile smallest capitalization shares.
ECONOMIC REVIEW
    Economic evidence in early 1997 indicates that real GDP growth has not slowed significantly. A key economic risk now developing lies in a further escalation of labor market tightness which could fuel faster wage inflation. This is reigniting fears of higher future price inflation, even while current prices are held low by the strong dollar. Market interest rates have recently been led higher by rising expectations for a Federal Reserve tightening in coming months, which could help temper demand and would support our view that we are still in a long economic cycle.
    In the household sector, confidence is soaring, job insecurity is disappearing and real wages are rising. Hence, consumer spending growth appears fairly solid in early 1997. Simultaneously, a rebound in production of consumer goods is underway, both to meet the demand and replenish inventories left depleted at year-end. Elsewhere, capital goods orders have been slowing since last fall, while export orders are less strong in early 1997, somewhat hurt by the higher dollar. However, a rise in demand for consum er goods typically will attract imports, bolstering growth overseas; better foreign economic growth may help offset the higher dollar to sustain demand for U.S. exports.
    Although wages have been on the rise since the fall of 1996, price inflation has continued to decelerate. Hence, real wages are rising, rewarding productivity in many instances. The risks for the future from wage hikes that are driven by labor shortages are twofold: first, they may fuel overheating in the economy, ultimately promoting price inflation; second, they may slow profits for some companies. Profits are also vulnerable this year for import-competing companies and at multinationals that have not hedged their foreign currency exposure. Nonetheless, we expect overall profits to sustain steady growth in 1997.
    Market interest rates have shifted higher recently. Short-term rates are taking their cue from the Fed, expecting a tightening within a few months. Long-term rates, still within the trading range established over the last 12 months, have nevertheless trended higher. Announcement of a balanced Federal budget agreement would represent a positive development that could curtail the rise in bond yields.
    The economy will shortly begin its seventh expansion year, a trend that we believe could continue. A step by the Federal Reserve to tighten interest rates could prolong this favorable business cycle.
MARKET OVERVIEW
    The stock market activity encompassed by the six-month fiscal period under review was remarkable, by any standard. The Dow Jones Industrials began the period in early September in the 5700s, broke through 6000 by mid-October, churned around a bit in December, then resumed a steady rise, breaking the 7000-point barrier Valentine's week. But that was not the end of the story. In February, Federal Reserve Chairman Alan Greenspan returned to a theme he had initiated earlier - his worries about stock market excesses and an overheating economy, which could bring about a need for raising interest rates. By the end of February, the market mood had changed. Investors were preoccupied with Greenspan's warnings, even though the Fed Chairman explained that the ongoing business expansion was moderate and did not appear to be inflationary.

    The stock market remains closely attuned to such factors as interest rates and corporate profits. In this climate, larger companies appeared to fare better than smaller ones, and "value" stocks - sought after for their low price valuations - stood up better than growth stocks.
    To judge by the market's performance, however, investors can quickly ignore the market's fundamental strengths, particularly when scared by a hint of higher interest rates, or by specific cases of disappointing profits. This latter factor has affected such market keystones as AT&T, but also shows up in recent valuations of some technology stocks, particularly the smaller capitalized ones.
    Thus, as the fiscal half-year ended, the mood of investors appeared to be hopeful, but very wary.
PORTFOLIO FOCUS
    The portfolio's primary overweightings continue to be in health care, technology, and consumer shares, emphasizing smaller capitalization companies. Many of the stock holdings have a market capitalization under $250 million. Smaller capitalization shares that declined sharply during the June-July 1996 broad market fall were subject to severe tax-loss selling by mutual funds in October and general investors in November and December. Many of the Fund's holdings fell vulnerable to severe liquidation during this period even though, in our view, the longer-term fundamental outlook remains favorable. The investment focus on a one-year and longer fundamental time horizon continues to represent the Fund's primary strategic approach.
    The seven largest portfolio holdings represent over 25% of the Fund's assets and reflect an aggressive growth emphasis on technology (TriTeal, MRV Communications, Mercury Interactive), health care (Oncor, Complete Management) and consumer growth (Ultrafem, Cinar Films). These are companies with strong above-average growth opportunities through important new product introductions in 1997 and 1998. The largest fund holdings all have strong new revenue growth expected to evolve during the first half of 1997 as new products continue to be successfully introduced.
    Four of the Fund's holdings accounted for much of the decline in total return, both due to the degree of their price changes and to the relative importance of these positions in the portfolio. The four are: Ultrafem, Complete Management, Commodore Applied Technologies, and Fuisz Technologies. We still have confidence in these companies and continue to hold significant positions in these issues.
    For the longer term, we continue to believe strongly in the growth potential of small capitalization stocks with strong fundamental growth prospects over a time frame of twelve to eighteen months.
    Thank you for allowing Dreyfus to invest money on your behalf. We appreciate the opportunity to serve you.
                              Sincerely,
                          [Michael L. Schonberg signature logo]
                              Michael L. Schonberg
                              Portfolio Manager
March 19, 1997
New York, N.Y.
* Total return includes reinvestment of dividends and any capital gains paid.
**SOURCE: LIPPER ANALYTICAL SERVICES, INC. - Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.


DREYFUS AGGRESSIVE GROWTH FUND
STATEMENT OF INVESTMENTS                                                                           FEBRUARY 28,1997 (UNAUDITED)
Common Stocks-100.3%                                                                                 Shares             Value
                                                                                                     -------           -------
  Commercial Services-3.1%           Ensec International                                             150,000     $     862,500
                                     Quintel Entertainment................        (a)                180,000         2,160,000
                                                                                                                       -------
                                                                                                                     3,022,500
                                                                                                                       -------
  Consumer Durables-.3%              Black Rock Golf........                                         147,000           330,750
                                                                                                                       -------
  Consumer Non-Durables-4.7%         American Craft Brewing International                             95,000           178,125
                                     American Craft Brewing International (Warrants)  (a)             85,000            58,438
                                     Ultrafem...............................                         265,000         4,372,500
                                                                                                                       -------
                                                                                                                     4,609,063
                                                                                                                       -------
  Consumer Services-9.0%             Alma International....                (a)                     1,000,000         2,625,000
                                     Cinar Films, Cl. B...................        (a)                150,000         3,750,000
                                     Famous Dave's of America (Units).......                         110,000           976,250
                                     Wiztec Solutions.......................                         250,000         1,562,500
                                                                                                                       -------
                                                                                                                     8,913,750
                                                                                                                       -------
   Electronic Technology-10.3%       Advanced Photonix, Cl. A                (a)                     520,000         1,170,000
                                     Allin Communications...................                          60,000         1,140,000
                                     Larson Davis.........................        (a)                155,000         1,705,000
                                     MRV Communications...................        (a)                183,000         4,437,750
                                     Personal Computer Products...........        (a)                283,000         1,662,625
                                                                                                                       -------
                                                                                                                    10,115,375
                                                                                                                       -------
  Energy Minerals-2.8%               Rutherford-Moran Oil....                                         37,500           764,062
                                     Transmontaigne Oil...................        (a)                135,000         1,991,250
                                                                                                                       -------
                                                                                                                     2,755,312
                                                                                                                       -------
  Finance-3.3%                       American Medical Technologies...                (a)             350,000           623,438
                                     Commodore Environmental Services.....        (a)                995,000         1,368,125
                                     Preferred Employers Holdings...........                         171,200         1,305,400
                                                                                                                       -------
                                                                                                                     3,296,963
                                                                                                                       -------
  Health Services-15.2%              Atlantic Pharmaceuticals                   (a,b)                140,000           788,375
                                     Complete Management..................        (a)                310,000         3,642,500
                                     Comprehensive Care...................        (a)                130,000         1,982,500
                                     Core........................................ (a)                167,500         1,486,562
                                     HemaCare.............................        (a)                350,000         1,093,750
                                     OMEGA Health Systems.................        (a)                250,000         1,656,250
                                     OncorMed.............................        (a)                250,000         1,453,125
                                     OnGard Systems.......................        (a)                220,000           550,000
                                     Patient Infosystems....................                         253,500         2,344,875
                                                                                                                       -------
                                                                                                                    14,997,937
                                                                                                                       -------
  Health Technology- 20.8%           Avigen..............                                            330,000         1,644,844
                                     BioCryst Pharmaceuticals.............        (a)                 75,000         1,125,000
                                     Bone Care International................                         110,000         1,100,000
                                     ChiRex......................................                    290,000         3,298,750
                                     Cytoclonal Pharmaceutics.............        (a)                135,000           472,500

DREYFUS AGGRESSIVE GROWTH FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                            FEBRUARY 28,1997 (UNAUDITED)
Common Stock (continued)                                                                             Shares            Value
                                                                                                     -------           -------
  Health Technology (continued)      Cytoclonal Pharmaceutics (Warrants)          (a)                200,000     $     250,000
                                     Fuisz Technologies...................        (a)                235,000         1,615,625
                                     MacroChem............................        (a)                280,000         1,960,000
                                     NeoPharm...............................                         120,000         1,050,000
                                     Oncor....................................... (a)              1,100,000         4,400,000
                                     Sepracor.............................        (a)                 65,000         1,568,125
                                     VIMRx Pharmaceuticals................        (a)                800,000         2,000,000
                                                                                                                       -------
                                                                                                                    20,484,844
                                                                                                                       -------
  Industrial Services-4.4%           Commodore Applied Technologies                                  525,000         3,248,438
                                     Commodore Applied Technologies (Warrants)    (a)                300,000           562,500
                                     ERD Waste............................        (a)                285,000           543,281
                                                                                                                       -------
                                                                                                                     4,354,219
                                                                                                                       -------
  Process Industries-2.0%            Chromatics Color Science International      (a)                 240,000         1,350,000
                                     Ocal........................................                    150,000           600,000
                                                                                                                       -------
                                                                                                                     1,950,000
                                                                                                                       -------
  Technology Services-22.3%          Crystal Systems Solutions                                       175,000         2,067,188
                                     EA Industries........................        (a)                250,000         1,312,500
                                     Four Media.............................                         250,000         2,531,250
                                     Image Guided Technologies..............                         150,000         1,050,000
                                     Imnet Systems........................        (a)                 85,000         2,071,875
                                     Integrated Technology USA..............                         150,000           225,000
                                     Integrated Technology USA (Warrants).        (a)                150,000            32,812
                                     Level 8 Systems......................        (a)                170,000         1,785,000
                                     Mercury Interactive..................        (a)                290,000         3,770,000
                                     Microvision............................                         140,000           717,500
                                     Microvision (Warrants)...............        (a)                140,000           196,875
                                     Smallworldwide, A.D.R. ................                          50,000           812,500
                                     TriTeal.....................................                    325,000         5,362,500
                                                                                                                       -------
                                                                                                                    21,935,000
                                                                                                                       -------
  Utilities-2.1%                     Amnex.........................                (a)               225,000           801,562
                                     Intellicell............................                          50,000           400,000
                                     U.S. Energy Systems..................        (a)                150,000           768,750
                                     U.S. Energy Systems (Warrants).......        (a)                 50,000            62,500
                                                                                                                       -------
                                                                                                                     2,032,812
                                                                                                                       -------
                                     TOTAL COMMON STOCKS
                                       (cost $111,334,616)..................                                       $98,798,525
                                                                                                                       =======

DREYFUS AGGRESSIVE GROWTH FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                          FEBRUARY 28,1997 (UNAUDITED)
                                                                                                    Principal
Short-Term Investments-1.0%                                                                           Amount           Value
                                                                                                     -------           -------
  U.S. Treasury Bills;               5.06%, 5/29/97
                                       (cost $999,341)......................                    $  1,012,000     $     999,269
                                                                                                                       =======
TOTAL INVESTMENTS (cost $112,333,957).......................................                          101.3%       $99,797,794
                                                                                                        ====           =======
LIABILITIES, LESS CASH AND RECEIVABLES......................................                           (1.3%)     $ (1,281,454)
                                                                                                        ====           =======
NET ASSETS..................................................................                          100.0%       $98,516,340
                                                                                                        ====           =======

Notes to Statement of Investments:
    (a)  Non-income producing.
    (b) Security restricted as to public resale. Investment in restricted security, with an aggregate market value of $788,375, represents approximately .8% of net assets;


                                                           Acquisition  Purchase      Percentage of
Issuer                                                         Date         Price        Net Assets        Valuation*
------                                                     ----------    ----------    --------------    --------------
Atlantic Pharmaceuticals......................              8/16/96         $6.12           .8%           15% discount
                                                                                                        to market value

    * The valuation of this security has been determined in good faith under the direction of the Board of Directors.


















SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS AGGRESSIVE GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES                                                            FEBRUARY 28, 1997 (UNAUDITED)
                                                                                              Cost                   Value
                                                                                              -------               -------
ASSETS:                          Investments in securities-See Statement of Investments     $112,333,957      $  99,797,794
                                 Cash.......................................                                        465,192
                                 Receivable for investment securities sold..                                      1,554,730
                                 Receivable for shares of Common Stock subscribed                                   105,626
                                 Dividends and interest receivable..........                                          4,042
                                 Prepaid expenses...........................                                         52,134
                                                                                                                    -------

                                                                                                                101,979,518
                                                                                                                    -------
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                       76,116
                                 Due to Distributor.........................                                         21,244
                                 Payable for shares of Common Stock redeemed                                      3,165,573
                                 Payable for investment securities purchased                                        118,125
                                 Loan commitment fees and interest payable..                                         26,906
                                 Accrued expenses...........................                                         55,214
                                                                                                                    -------

                                                                                                                  3,463,178
                                                                                                                    -------
NET ASSETS..................................................................                                  $  98,516,340
                                                                                                                    =======
REPRESENTED BY:                  Paid-in capital............................                                   $126,684,796
                                 Accumulated investment (loss)..............                                     (1,640,148)
                                 Accumulated net realized gain (loss) on investments                            (13,992,145)
                                 Accumulated net unrealized appreciation (depreciation)
                                 on investments-Note 4                                                          (12,536,163)
                                                                                                                    -------
NET ASSETS..................................................................                                  $  98,516,340
                                                                                                                    =======
SHARES OUTSTANDING
(100 MILLION SHARES OF $.001 PAR VALUE COMMON STOCK AUTHORIZED).............                                      5,035,246
NET ASSET VALUE, offering and redemption price per share ...................                                         $19.57
                                                                                                                    =======

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS AGGRESSIVE GROWTH FUND
STATEMENT OF OPERATIONS                                                          SIX MONTHS ENDED FEBRUARY 28, 1997 (UNAUDITED)
INVESTMENT INCOME
INCOME:                          Cash dividends.............................                $        21,580
                                 Interest...................................                         20,684
                                                                                                    -------
                                     Total Income...........................                                    $    42,264
EXPENSES:                        Management fee-Note 3(a)...................                        397,588
                                 Interest-Note 2............................                        410,668
                                 Shareholder servicing costs-Note 3(b)......                        254,310
                                 Loan commitment fees-Note 2................                         25,694
                                 Prospectus and shareholders' reports.......                         22,745
                                 Professional fees..........................                         13,572
                                 Registration fees..........................                         12,736
                                 Directors' fees and expenses-Note 3(c).....                         11,119
                                 Custodian fees-Note 3(b)...................                          5,753
                                 Miscellaneous..............................                          1,049
                                                                                                    -------
                                     Total Expenses.........................                                      1,155,234
                                                                                                                    -------
INVESTMENT (LOSS)...........................................................                                     (1,112,970)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments....                   $(11,837,559)
                                 Net unrealized appreciation (depreciation) on investments       (4,483,106)
                                                                                                    -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                    (16,320,665)
                                                                                                                    -------
NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS......................                                   $(17,433,635)
                                                                                                                    =======










SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS AGGRESSIVE GROWTH FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                     Six Months Ended
                                                                                     February 28, 1997    Year Ended
                                                                                        (Unaudited)     August 31, 1996*
                                                                                         ----------        ---------
OPERATIONS:
  Investment (loss)....................................................             $    (1,112,970)  $     (527,178)
  Net realized gain (loss) on investments..............................                 (11,837,559)      (2,154,586)
  Net unrealized appreciation (depreciation) on investments............                  (4,483,106)      (8,053,057)
                                                                                           --------         --------
    Net Increase (Decrease) in Net Assets Resulting from Operations....                 (17,433,635)     (10,734,821)
                                                                                           --------         --------
CAPITAL STOCK TRANSACTIONS:
  Net proceeds from shares sold........................................                 135,011,670      320,310,618
  Cost of shares redeemed..............................................                (138,447,887)    (190,235,261)
                                                                                           --------         --------
    Increase (Decrease) in Net Assets from Capital Stock Transactions..                  (3,436,217)     130,075,357
                                                                                           --------         --------
CAPITAL CONTRIBUTION FROM AN AFFILIATE OF THE ADVISER-Note 3(d)........                      45,656            ---
                                                                                           --------         --------
      Total Increase (Decrease) in Net Assets..........................                 (20,824,196)     119,340,536
NET ASSETS:
  Beginning of Period..................................................                 119,340,536            ---
                                                                                           --------         --------
  End of Period........................................................              $   98,516,340    $ 119,340,536
                                                                                           ========         ========
UNDISTRIBUTED INVESTMENT (LOSS)........................................             $    (1,640,148)           ---
                                                                                           --------         --------
                                                                                            Shares           Shares
                                                                                           --------         --------
CAPITAL SHARE TRANSACTIONS:
  Shares sold..........................................................                   6,421,268       13,250,405
  Shares redeemed......................................................                  (6,642,100)      (7,994,327)
                                                                                           --------         --------
    Net Increase (Decrease) in Shares Outstanding......................                    (220,832)       5,256,078
                                                                                           ========         ========

______________________________
    *From September 29, 1995 (commencement of operations) to August 31, 1996.









SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS AGGRESSIVE GROWTH FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                       Six Months Ended  Year Ended
                                                                                      February 28, 1997  August 31,
PER SHARE DATA:                                                                        (Unaudited)           1996(1)
                                                                                     --------------     ------------
    Net asset value, beginning of period................................                   $22.71             $12.50
                                                                                             ----               ----
    Investment Operations:
    Investment (loss)...................................................                     (.23)              (.10)
    Net realized and unrealized gain (loss)
      on investments....................................................                    (2.92)             10.31(2)
                                                                                             ----               ----
    Total from Investment Operations....................................                    (3.15)             10.21
                                                                                             ----               ----
    Capital Contribution from an affiliate of the Adviser...............                      .01                  -
                                                                                             ----               ----
    Net asset value, end of period......................................                   $19.57             $22.71
                                                                                             ====               ====
TOTAL INVESTMENT RETURN(3)..............................................                   (13.83%)            81.68%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of operating expenses to average net assets(3)................                      .67%              1.16%
    Ratio of interest expense and loan commitment fees
      to average net assets(3)..........................................                      .41%               .24%
    Ratio of net investment (loss)
      to average net assets(3)..........................................                    (1.04%)            (1.04%)
    Decrease reflected in above expense ratios
      due to undertaking by the Manager(3)..............................                        -                .17%
    Portfolio Turnover Rate(3)..........................................                    42.97%            125.17%
    Average commission rate paid(4).....................................                   $.0492             $.0543
    Net Assets, end of period (000's Omitted)...........................                  $98,516           $119,341
_____________________________
    (1)  From September 29, 1995 (commencement of operations) to August 31, 1996.
    (2)  In addition to the net realized and unrealized loss on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of Fund shares in relation to fluctuating market values for the portfolio.
    (3)  Not annualized.
    (4)  The Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.





SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS AGGRESSIVE GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Aggressive Growth Fund (the "Fund") is a series of Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering eight series, including the Fund. The Fund's investment objective is capital appreciation. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold to the public without a sales charge.
    The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: The Fund's investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $33,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 1996. The carryover does not include net realized securities losses from November 1, 1995 through August 31, 1996 which are treated, for Federal income tax purposes, as arising in fiscal 1997. If not applied, the carryover expires in fiscal 2004.
NOTE 2-BANK LINE OF CREDIT:
    The Fund may borrow up to $40 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed Funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates
DREYFUS AGGRESSIVE GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED) which are related to the Federal Funds rate in effect at the time of borrowings and an additional commitment fee is paid on the line of credit utilized for leveraging. At February 28, 1997, there were no outstanding borrowings under either line of credit.
    The average daily amount of borrowings outstanding under both arrangements during the period ended February 28, 1997 was approximately $13.0 million with a related weighted average annualized interest rate of 6.38%. The maximum amount borrowed at any time during the period ended February 28, 1997, was $26.4 million.
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly.
    (B) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 28, 1997, the Fund was charged an aggregate of $132,529 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $66,975 during the period ended February 28, 1997.
    The Fund compensates Mellon under a custody agreement to provide custodial services for the Fund. During the period ended February 28, 1997, $5,753 was charged by Mellon pursuant to the custody agreement.
    (C) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $5,000 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
    (D) During the period ended February 28, 1997, an affiliate of the Fund's adviser reimbursed the Fund for certain capital stock transactions.
    (E) Effective March 1, 1997, a 1% redemption fee is charged on certain redemptions of Fund shares (including redemption through use of the Fund Exchanges service) where the shares being redeemed were issued subsequent to a specified effective date and the redemption or exchange occurs less than fifteen days following the date of issuance.
NOTE 4-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 1997, amounted to $50,715,466 and $73,609,934, respectively.
    At February 28, 1997, accumulated net unrealized depreciation on investments was $12,536,163, consisting of $8,300,178 gross unrealized appreciation and $20,836,341 gross unrealized depreciation.
    At February 28, 1997, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


[Dreyfus lion "d" logo]
Registration Mark
DREYFUS AGGRESSIVE GROWTH FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940










Printed in U.S.A.                            256SA972
[Dreyfus logo]
Registration Mark
Aggressive Growth
Fund
Semi-Annual
Report
February 28, 1997